PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2016
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2015 (As adjusted)	2016
	RMB	RMB	US$
Electronic equipment	98,869	127,786	18,405
Leasehold improvements	55,794	62,702	9,031
Office equipment and fixtures	20,979	25,091	3,614
Motor vehicles	2,673	4,209	606
Construction in progress	1,322	—	—
Less: Accumulated depreciation	(58,396)	(102,349)	(14,741)

Property and equipment, net	121,241	117,439	16,915